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                                                                    Exhibit 23.2

                              {Ernst & Young LLP]

                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2001 in Amendment No. 1 to the Registration Statement (Form SB-2 No.333-47332) and related Prospectus of Inforetech Wireless Technology Inc. dated June 20, 2001.


                                                           /s/ Ernst & Young LLP
                                                           Chartered Accountants

Vancouver, Canada
June 22, 2001